UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 28, 2020

HOUSTON WIRE & CABLE COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52046	36-4151663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10201 North Loop East, Houston, Texas 77029
(Address of Principal Executive Offices) (Zip Code)

(713) 609-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HWCC	The Nasdaq Stock Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2020, William H. Sheffield notified the Board of Directors of the Company that, assuming he is re-elected at the 2020 Annual Meeting of Stockholders, he intends to retire from the board at the 2021 Annual Meeting of Stockholders. Mr. Sheffield stated that his decision to retire was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 7.01. Regulation FD Disclosure.

On April 29, 2020, the Company issued a press release providing an update on recent developments regarding the Company’s governance, executive goals and compensation, and cost and debt reduction measures. A copy of the press release is attached as Exhibit 99.1.

Item 8.01. Other Events.

We are also filing this Current Report on Form 8-K for the purpose of supplementing the risk factors disclosed in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Our risk factors are hereby updated as follows:

The global COVID-19 pandemic has had a material adverse impact on the operations and liquidity of many of our customers and others in industries that we serve and is beginning to have a material adverse impact on our operations and financial performance. We are unable to predict the extent to which the pandemic and measures taken in response to the pandemic will continue to adversely affect our personnel, operations, commercial activity, financial position or liquidity.

The COVID-19 pandemic has caused, and is expected to continue to cause, the slowdown of economic activity around the world (including a decrease in demand for a broad variety of goods and services), disruptions in global supply chains and significant volatility and disruption of financial markets. As a result, supply chain companies like ours have experienced reduced demand. Because the severity, magnitude and duration of the COVID-19 pandemic and its economic consequences are uncertain, rapidly changing and difficult to predict, the pandemic’s impact on our operations, financial performance and liquidity, as well as its impact on our ability to successfully execute our business strategy, remains uncertain and difficult to predict. Further, the ultimate impact of the COVID-19 pandemic on our operations and financial performance depends on many factors that are not within our control, including, but not limited, to: governmental, business and individuals’ actions that have been and continue to be taken in response to the pandemic (including restrictions on travel and transport and workforce pressures); the impact of the pandemic and actions taken in response on global and regional economies, travel, and economic activity; the availability of federal, state, local or non-U.S. financial assistance programs; general economic uncertainty in the global markets we serve and volatility in financial markets; global economic conditions and levels of economic growth; and the pace of recovery when the COVID-19 pandemic subsides.

The COVID-19 pandemic has subjected our operations, financial performance and financial condition to a number of risks, including but not limited to the following:

The extent to which the COVID-19 pandemic impacts our business will likely depend on numerous evolving factors that we may not be able to accurately predict, including but not limited to:

  Reductions in the demand for our products as a result of downturns in capital spending,

  Disruption to our distribution centers and our suppliers and other vendors, including through the effects of facility closures,

  Impacts to our distribution and logistics providers’ ability to operate or increases in their operating costs,

  Labor shortages,

  Real time changes in operating procedures and costs, including for additional cleaning and disinfection, and

  Significant disruption of global financial markets, which could have a negative impact on our ability to access capital in the future.

In addition, the COVID-19 pandemic has the effect of heightening many of the risks described in Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019.

Cautionary Note Regarding Forward-Looking Statements:

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to the expected impact of the novel coronavirus (COVID‐19) pandemic and drop in oil prices. Such forward-looking statements include, without limitation, the impact and adequacy of actions we have taken to reduce expenses and improve liquidity in response to the outbreak. Words such as “expects,” “intends,” “believes,” variations of such words, and similar expressions are also intended to identify such forward-looking statements.

These forward-looking statements are subject to many risks, uncertainties and assumptions, all of which may cause outcomes to be materially different from any expected outcomes, expressed or implied, in these forward-looking statements. These risks and uncertainties include, without limitation, the continuing and developing effects and severity of the spread of COVID-19; the duration of the quarantine and stay-at-home orders and the potential imposition of further restrictions on travel in the future; the full effect of the outbreak on the general economy and on the businesses of our customers and suppliers and their ability to make payments on their obligations; the remedial actions and stimulus measures adopted by local and federal governments; and other risks, uncertainties and assumptions discussed from time to time in the Company’s other public filings and public announcements, including the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. All forward-looking statements included in this Current Report are based on information available to the Company on the date hereof. New risks emerge from time to time. It is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, the Company does not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Houston Wire & Cable Company dated April 29, 2020 captioned Update on Governance, Executive Goals and Compensation, and Cost and Debt Reduction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON WIRE & CABLE COMPANY

Date: April 29, 2020	By:	/s/ James L. Pokluda III
James L. Pokluda III
President and Chief Executive Officer